_________________________________________________________________


                           SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549

                                        Form 8-K


                                     CURRENT REPORT


                         Pursuant to Section 13 or 15(d) of the
                            Securities Exchange Act of 1934

                    Date of Report (Date of earliest event reported)
                                    January 15, 1997


                      ContiMortgage Home Equity Loan Trust 1996-4
                 (Exact name of registrant as specified in its charter)

                                                              16-1512507 and
New York                             33-96410                   16-1512506
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
 of Incorporation)                 File Number)            Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                          14203-2599
(Address of Principal)                                    (Zip Code)


     Registrant's telephone number, including area code (716) 842-5589


                                 No Change
       (Former name or former address, if changed since last report)


         __________________________________________________________________
                  Note: Please see page 5 for Exhibit Index

                                                Page 1



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Item 5.           Other Events.

         On January 15, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of December, 1996 dated January 15, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

         In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of December, 1996 was $415,739.64.


                                                 Page 2


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         Item 7.     Financial Statements, Pro Forma Financial Information and
                     Exhibits.

         (a)         Not applicable

         (b)         Not applicable

         (c)         Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of December, 1996

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                  By:     CONTISECURITIES ASSET FUNDING CORP.,
                          As Depositor


                          By:   /s/       Jerome M. Perelson
                                   Name:  Jerome M. Perelson
                                   Title:    Vice President

                          By:   /s/        Susan E. O'Donovan
                                    Name:  Susan E. O'Donovan
                                    Title:    Vice President




Dated: January 31, 1996

                               EXHIBIT INDEX



Exhibit No. Description

19.      Trustee's Monthly Servicing Report for the Month of  December, 1996.











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